UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

                         Date of Report : 01 November 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item No. 5.02     Press release dated 01 November 2004 - Board Change

Press enquiries:

David Beck tel: + 44 207 306 1490, email: david.beck@marconi.com

Investor enquiries:

Heather Green tel: + 44 207 306 1735; email: heather.green@marconi.com

MARCONI CORPORATION PLC

BOARD CHANGE


London - 1 November 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) announces that Mike Donovan will be leaving the business at the end of December 2004. He has resigned from the Board of the Company with immediate effect.

Mike Donovan has been Chief Operating Officer of the Company since September 2001. He also has had responsibility for the Company's North American businesses and has been based in the United States since 1998.

John Devaney, Chairman of Marconi Corporation plc, said;

"Mike has had a very significant role in the turnaround of Marconi, playing a key role in the operational restructuring of the Group. We, and Mike, have recognised for some time that once the operational restructuring was largely complete, and the last of our non-core businesses had been disposed of, Mike's role would need to change. Unfortunately it has not been possible for us to find an appropriate role for him. I would like to express my thanks to Mike for his excellent contribution to the Company's progress over the last three years."

ENDS/...


Notes to editors

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.
This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 10-K report filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: November 01 2004